Exhibit 99.1

JOINT FILING AGREEMENT

PURSUANT TO RULE 13d-1(k)(1)

The undersigned acknowledge and agree that the Schedule 13D to which this agreement relates is filed on behalf of each of the undersigned and that all subsequent amendments to the Schedule 13D to which this agreement relates shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated: April 11, 2014

[Signatures on following page]

FIRST RESERVE FUND XII, L.P.

By: First Reserve GP XII, L.P., its general partner
By: First Reserve GP XII Limited, its general partner

By:	/s/ Anne E. Gold
Name: Anne E. Gold
Title: Chief Compliance Officer, Secretary

FR XII-A PARALLEL VEHICLE, L.P.
By: First Reserve GP XII, L.P., its general partner
By: First Reserve GP XII Limited, its general partner

By:	/s/ Anne E. Gold
Name: Anne E. Gold
Title: Chief Compliance Officer, Secretary

FR XI OFFSHORE AIV, L.P.

By: FR XI Offshore GP, L.P., its general partner
By: FR XI Offshore GP Limited, its general partner

By:	/s/ Anne E. Gold
Name: Anne E. Gold
Title: Chief Compliance Officer, Secretary

FR TORUS CO-INVESTMENT, L.P.

By:	First Reserve GP XII Limited, its general partner

By:	/s/ Anne E. Gold
Name: Anne E. Gold
Title: Chief Compliance Officer, Secretary

[Signature page to Joint Filing Agreement with respect to Enstar Group Limited]

FIRST RESERVE GP XII LIMITED

By:	/s/ Anne E. Gold
Name: Anne E. Gold
Title: Chief Compliance Officer, Secretary

FIRST RESERVE GP XII, L.P.

By: First Reserve GP XII Limited, its general partner

By:	/s/ Anne E. Gold
Name: Anne E. Gold
Title: Chief Compliance Officer, Secretary

FR XI OFFSHORE GP, L.P.

By: FR XI Offshore GP Limited, its general partner

By:	/s/ Anne E. Gold
Name: Anne E. Gold
Title: Chief Compliance Officer, Secretary

FR XI OFFSHORE GP LIMITED

By:	/s/ Anne E. Gold
Name: Anne E. Gold
Title: Chief Compliance Officer, Secretary

WILLIAM E. MACAULAY

/s/ Anne E. Gold
Anne E. Gold, attorney-in-fact

[Signature page to Joint Filing Agreement with respect to Enstar Group Limited]